UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________________________________________________________________________________

FORM 8-K

_____________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

_____________________________________________________________________________________________

Sow Good Inc.

(Exact Name of Registrant as Specified in its Charter)

_____________________________________________________________________________________________

Delaware	001-42037	27-2345075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 N Union Bower Rd

Irving, TX 75061

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 31, 2025, Sow Good Inc. (the “Company”) entered into a series of Transactions (as defined below), including a $6.0 million Private Placement (as defined below), an asset sale of the Purchased Assets (as defined below) to the Buyer (as defined below), and a Distribution Agreement (as defined below) for certain distribution services. The Company intends to utilize the net proceeds from the Private Placement to fund ongoing operations, satisfy outstanding obligations and preserve the Company’s ability to operate as a going concern while it evaluates and pursues potential strategic alternatives.

In addition, the Company will continue to manage its corporate functions, including finance, accounting, public company reporting, compliance, investor relations and strategic planning.

Following the consummation of the Transactions, the Company will pursue strategic alternatives while continuing to sell and distribute its candy products in the ordinary course of business. The transaction does not alter Sow Good’s ongoing commercial activities related to the sale and distribution of candy.

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 31, 2025 (the “SPA Effective Date”), Sow Good Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the David Lazar (the “Investor”), pursuant to which the Company agreed to issue and sell, in a private placement, shares (the “Series AA Preferred Shares”) of Series AA Convertible Non-Redeemable Preferred Stock, par value $0.001 per share, of the Company (the “Series AA Preferred Stock”) and shares (the “Series AAA Preferred Shares”, and together with the Series AA Preferred Shares, the “Placement Shares”) of Series AAA Convertible Non-Redeemable Preferred Stock, par value $0.001 per share, of the Company (the “Series AAA Preferred Stock”), in two closings for aggregate gross proceeds of $6.0 million, subject to the terms and conditions set forth in the Securities Purchase Agreement (collectively, the “Private Placement”).

Pursuant to the Securities Purchase Agreement, Company has agreed to issue and sell to the Investor at a first closing of the Private Placement to be held immediately following the execution of the Securities Purchase Agreement (the “First Closing”), 1,500,000 Series AA Preferred Shares, at a price per Series AA Preferred Share equal to $2.00, for aggregate gross proceeds of $3.0 million. The First Closing occurred on December 31, 2025, with the filing of the Series AA Certificate of Designations (as defined below) with the Secretary of State of the State of Delaware and satisfaction of the other customary closing conditions.

Pursuant to the Securities Purchase Agreement, the Company has also agreed to issue and sell to the Investor at a second closing of the Private Placement (the “Second Closing”), 1,500,000 Series AAA Preferred Shares, at a price per Series AAA Preferred Share equal to $2.00, for aggregate gross proceeds of $3.0 million (the “Second Closing Purchase Price”). The Second Closing is expected to take place promptly following receipt of the Stockholder Approvals (as defined below) and prior to March 31, 2026, subject to (i) the approval by the Company’s stockholders at a meeting of stockholders or acting through written consent of (A) all such matters as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) or under applicable law from the stockholders of the Company with respect to the conversion of all the Placement Shares to the Investor into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), as provided in the respective certificates of designation of the Placement Shares; (B) an amendment to the Company’s certificate of incorporation that increases the authorized shares of Common Stock to at least the maximum aggregate number of shares of Common Stock issuable or potentially issuable in the future pursuant to this transaction (C) a reverse stock split in the range of 1 to 2 to 1 for 1 to 99; (D) an increase in the shares available under the Company’s equity plan to 10,000,000 shares; and (E) the election of up to eight (8) individuals recommended by the investor to serve as directors (the “Investor Nominees”) on the Company’s board of directors (the “Board”) (collectively, the “Stockholder Approvals”); (ii) the filing of a Certificate of Designations, Preferences and Rights of Series AAA Convertible Non-Redeemable Preferred Stock (the “Series AAA Certificate of Designations”), with the Secretary of State of the State of Delaware creating the Series AAA Preferred Stock, and (iii) the satisfaction of other customary closing conditions.

The Company has agreed to use commercially reasonable efforts to either (i) hold the Stockholder Meeting or (ii) facilitate a written consent of stockholders representing a majority of the voting power of the Company’s voting stock, in lieu of the Stockholder Meeting (a “Stockholder Written Consent”) before March 31, 2026, the purposes of which will include, among other things, to obtain the Stockholder Approvals.

The filing by the Company of the Series AAA Certificate of Designation with the Secretary of State of the State of Delaware with respect to the Series AAA Preferred Stock is subject to the receipt of the Stockholder Approvals and will occur, if at all, in connection with the Second Closing. The terms of the Series AAA Preferred Stock are substantially similar to the terms of the Series AA Preferred Stock, except that each share of Series AA Preferred Stock is initially convertible into 14 shares of Common Stock and each share of Series AAA Preferred Stock is initially convertible into 250 shares of Common Stock (subject to adjustment as provided in the Series AAA certificate of designations).

The net proceeds from the Private Placement will be used to fund the current operations, pay outstanding liabilities (whether known, unknown or contingent) and expenses of the Company. A portion of the net proceeds will be used to pay certain of the Company’s creditors, including related parties.

Until the Second Closing, without the Investor’s consent, the Company has agreed to not, subject to certain specified exceptions: (i) change the number of directors of the Board or fill any vacancy in the Board (except as contemplated by the Securities Purchase Agreement), (ii) change the nature of the Company’s operations (except as contemplated by Securities Purchase Agreement), (iii) incur any debt for borrowed money outside of the ordinary course of business as presently conducted, (iv) guarantee any obligation of any third party, (v) issue any capital stock, subject to certain specified exceptions, (vi) issue or grant any new common stock equivalents, (vii) amend its Restated Certificate of Incorporation or Bylaws, or (viii) agree to any of the foregoing.

Pursuant to the Securities Purchase Agreement, if at any time during the six-month period following the date of the First Closing (the “Participation Period”), the Company proposes to offer and sell new equity securities in an offering that is conducted pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), or in an offering that is registered under the Securities Act that is not conducted as a firm-commitment underwritten offering, then, subject to compliance with securities laws and regulations, the Company has agreed to offer the Investor the right to purchase, on the same terms, including the price per security, and subject to the same conditions, as are applicable to the other investors in such offering, that amount of new equity securities equal to up to 25% of the total amount of new equity securities being offered for sale in such offering. In addition, if during the Participation Period, the Company proposes to offer and sell new equity securities in a firm-commitment underwritten offering registered under the Securities Act, then subject to compliance with securities laws and regulations, the Company has agreed to use its commercially reasonable efforts to cause the managing underwriters of such offering to contact the Investor about potentially participating in such offering and to provide to the Investor the opportunity to purchase up to 25% of the total new equity securities, subject to certain conditions and limitations.

Pursuant to the Securities Purchase Agreement, subject to obtaining Stockholder Approvals and the consummation of the Second Closing, the Investor will have the right to recommend to the Company up to eight Investor Nominees, provided that such right shall at all times be subject to, and in compliance with, Nasdaq Listing Rule 5640.

From the SPA Effective Date through the date of Stockholder Approvals and subject to the Investor complying with Investor’s obligations under the Securities Purchase Agreement, the Company has agreed to not voluntarily initiate, or cause to be initiated, any bankruptcy proceeding for itself, unless required by applicable law or as a result of an exercise of fiduciary duty.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and customary closing conditions. The representations, warranties and covenants contained in the Securities Purchase Agreement were made solely for the benefit of the parties thereto and as of specific dates and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Asset Purchase Agreement and Distribution Agreement

On December 30, 2025 (the “APA Effective Date”), the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Trea Grove, LLC (the “Buyer”), a related party, pursuant to which the Company agreed to sell, and Buyer agreed to purchase, a significant portion of the assets related to the Company’s freeze-dried snacks and candy business (the “Purchased Assets”), and Buyer agreed to assume certain specified liabilities, for aggregate cash consideration of $1,500,000, payable in installments through March 31, 2026, subject to the terms and conditions set forth in the Asset Purchase Agreement. The Purchased Assets include real property improvements, proprietary and intellectual property rights, transferable governmental licenses and permits, and other assets as detailed in the agreement. The Asset Purchase Agreement also provides for customary representations, warranties, indemnification provisions, and post-closing obligations.

On December 31, 2025 (the “Distribution Agreement Effective Date”), the Company entered into a Distribution Agreement (the “Distribution Agreement”) with Trea Grove, LLC (the “Distributor”), pursuant to which the Distributor was appointed as the exclusive distributor of certain Company products, including fruits, snacks, and candy, through July 31, 2026, unless extended by the Company. Under the Distribution Agreement, the Distributor is responsible for customer communications, order management, billing, collections, shipping, logistics, and fulfillment. The Distributor will remit to the Company ten percent (10%) of gross receipts from product sales. The agreement allocates product liability to the Company and distribution liability to the Distributor, and provides the Distributor with a limited license to use the Company’s trademarks for distribution and marketing purposes. The Distribution Agreement also contains customary confidentiality, transition, and termination provisions, and is governed by Texas law.

The foregoing descriptions of the Asset Purchase Agreement and the Distribution Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.2 hereto, and the full text of the Distribution Agreement, a copy of which is filed as Exhibit 10.3 hereto, respectively, and are incorporated by reference herein.

The transactions contemplated by the Securities Purchase Agreement, the Asset Purchase Agreement and the Distribution Agreement (collectively, the “Transactions”) were approved and authorized by a special committee consisting of disinterested members of the Company’s Board.

While the Company has completed the asset sale of certain manufacturing-related assets, the Transactions do not represent the liquidation or cessation of operations. Rather, the Company is transitioning to a more asset-light operating structure while continuing its commercial activities and maintaining its public company infrastructure. The Company believes this structure provides flexibility to stabilize operations, address liabilities and evaluate future strategic opportunities and acquisitions.

Voting Agreement

Pursuant to the Securities Purchase Agreement, on December 31, 2025 (the “Proxy Effective Date”), the Company entered into a voting agreement with Ira Goldfarb, in his capacity as a stockholder of the Company; Claudia Goldfarb, in her capacity as a stockholder of the Company; and Lyle Berman, in his capacity as a stockholder of the Company (each, a “Voting Agreement”, and together the “Voting Agreements”), pursuant to which Mr. Goldfarb, Ms. Goldfarb and Mr. Berman agreed, for two years following the Proxy Effective Date, to vote all of their Proxy Shares (as defined below) in favor of all proposals recommended by the Board at the Stockholders Meeting. The “Proxy Shares” include (i) 1,630,597 shares held individually by Mr. Goldfarb; (ii) 466,625 shares held individually by Ms. Goldfarb; (iii) 1,212,825 shares held individually by Mr. Berman; and (iv) 2,082,490 shares held jointly by Mr. Goldfarb and Ms. Goldfarb, as well as any additional shares of Common Stock which may be acquired by Mr. Goldfarb, Ms. Goldfarb and Mr. Berman until the expiration of the Voting Agreements. To the extent that the Proxy Shares are not voted, Mr. Goldfarb, Ms. Goldfarb and Mr. Berman have granted the Company an irrevocable proxy to vote all of the Proxy Shares in the manner and to the effect determined by the Company in its sole and absolute discretion with respect to actions proposed to be taken by the Company.

In addition, upon and following the Proxy Effective Date, Mr. Goldfarb, Ms. Goldfarb and Mr. Berman agree that, for a period of two years from the Proxy Effective Date, unless such shall have been specifically invited in advance in writing by the Investor, neither Mr. Goldfarb, Ms. Goldfarb and Mr. Berman, nor any of their representatives acting on their behalf, will in any manner, directly or indirectly: (i) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way advise, assist or encourage any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (a) any acquisition of any securities (or beneficial ownership thereof) or assets of the Company, or any rights to acquire any such securities (including derivative securities representing the right to vote or economic benefit of any such securities) or assets; (b) any tender or exchange offer, merger or other business combination involving the Company; (c) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company; or (d) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities of the Company; (ii) form, join or in any way participate in a “group” (as defined under the Securities Exchange Act of 1934) with respect to any securities of the Company; (iii) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of the Company; (iv) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (i) above; (v) enter into any discussions or arrangements with any third party with respect to any of the foregoing; or (vi) request that the Company (or its directors, officers, employees or agents) amend or waive any provision of this paragraph (including this clause (vi)).

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form Voting Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Settlement Agreement with Officer

On December 31, 2025, the Company entered into a settlement agreement and general and mutual release (the “Officer Settlement Agreement”) with Ira Goldfarb, the Company’s executive chairman. Pursuant to the terms of the Officer Settlement Agreement, Mr. Goldfarb is entitled to receive from the Company a cash settlement payment, upon the Stockholder Meeting, of $1.25 million, less all applicable taxes and withholdings (the “Officer Settlement Payment”), in exchange for waiving his rights to contractual severance pursuant to his employment agreement.

The foregoing description of the Officer Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Officer Settlement Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated by reference herein.

Settlement Agreements with Directors

On December 31, 2025, the Company entered into settlement agreements and general and mutual releases (each, a “Director Settlement Agreement”, and together the “Director Settlement Agreements”) with Joe Mueller and Chris Ludeman, both directors of the Company.

The foregoing description of the Director Settlement Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Director Settlement Agreements, a copy of which is filed as Exhibit 10.6 hereto and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K and the information contained in Item 5.03 of this Current Report on Form 8-K regarding the terms of conversion of Series AA Preferred Stock are incorporated by reference into this Item 3.02. Based in part upon the representations of the Investor in the Securities Purchase Agreement, the offering and sale of the Placement Shares will be exempt from registration under Rule 903 of Regulation S promulgated under the Securities Act. The sale of the Placement Shares by the Company in the Private Placement will not be registered under the Securities Act or any state securities laws and such shares may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such shares will not involve a public offering and will be made without general solicitation or general advertising. In the Securities Purchase Agreement, the Investor represented, among other things, that it is a

“non-U.S. person” as defined under Regulation S, that it is not acquiring the Placement Shares for the account or benefit of a U.S. Person and that it is acquiring the Placement Shares for investment purposes only and not with a view to any immediate resale, distribution or other disposition of the Placement Shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Executive Officer

On December 31, 2025, in connection with the Transactions, Ira Goldfarb, the Company’s Executive Chairman, resigned from his role as a Company officer effective as of the business day following the First Closing.

Resignations of Directors

On December 31, 2025, the Board accepted the resignation of Joe Mueller and Chris Ludeman as directors of the Board, effective as of the business day following the First Closing. Each of Mr. Mueller and Mr. Ludeman resigned in connection with the Transactions to allow for the appointment of David Lazar and David Natan to the Board, and not due to any disagreements with the Board or management of the Company.

Appointment of Chief Executive Officer and Director

In accordance with the Securities Purchase Agreement, on December 31, 2025, Claudia Goldfarb stepped down as Chief Executive Officer (while continuing to be an employee of the Company) and the Board appointed David Lazar as the Chief Executive Officer (and principal executive officer) of the Company, effective as of immediately following the First Closing and as the principal financial officer of the Company, effective as of the business day following the First Closing. As a result of Mr. Lazar’s appointment as Chief Executive Officer, Claudia Goldfarb ceased to serve as the Company’s principal executive officer. Ms. Goldfarb continues to serve on the Board.

Election of Directors

On December 31, 2025, the Board elected David Lazar and David Natan as directors of the Board, effective as of immediately prior to the execution and effectiveness of the Securities Purchase Agreement, to serve on the Board until the Company’s 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Upon his election to the Board, Mr. Lazar will serve as the Chair of Board and Ira Goldfarb will no longer serve as Chair of the Board.

David Lazar, age 35, currently serves as the CEO and Chairman of Kala Bio Inc. (NASDAQ: KALA) since December 2025. David previously served as Chief Executive Officer of Novabay Pharmaceuticals, Inc. (NASDAQ: NBY) from August to November 2025. Prior to that, Mr. Lazar previously served as director on the board of directors of FiEE, Inc. (NASDAQ: FIEE) (formerly Minim, Inc.) where he also previously served as the Chief Executive Officer and Chief Financial Officer from December 2023 to February 2025. Mr. Lazar served as interim Chief Executive Officer and principal financial officer of Bio Green Med Solution Inc. (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.), from January 2, 2025 through February 26, 2025. Mr. Lazar served as the Chief Executive Officer of Black Titan Corporation listed on Nasdaq (NASDAQ: BTTC) (formerly Titan Pharmaceuticals, Inc.) from August 2022 to April 2024, where he also served as a director and board chairman from August 2022 until October 2023. Mr. Lazar also served as the chief executive officer and chairman of the board of directors of OpGen, Inc. (OTC: OPGN) from March 2024 to August 2024. Mr. Lazar also served as the president and a member of the board of directors of LQR House Inc. (NASDAQ: YHC) from October 2024 to April 2025. Mr. Lazar served as the Chief Executive Officer of Activist Investing from March 2018 to April 2022. The Board believes that Mr. Lazar’s expertise as an investor with a diverse knowledge of capital markets and experience leading public companies qualifies him to serve as a member of the Company’s Board of Directors.

David Natan, age 72, currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, both domestically and internationally, since 2007. From 2010 to May 2020, Mr. Natan served as Chief Executive Officer of Forcefield Energy, Inc., a company focused on the solar industry and LED lighting products. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of PharmaNet Development Group, Inc., a drug development services and clinical trials company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Before that, Mr. Natan served various roles in increasing responsibility with Deloitte & Touche LLP, a global accounting and consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (Nasdaq: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Additionally, since April 2024, Mr. Natan has served as a member of the Board of Directors and Audit Committee Chair of FIEE, Inc. (formerly Minim, Inc.), a technology company specializing in SAAS solutions and AI software development. Previously, Mr. Natan has served as a director for the following public companies: Global Technovations, ForceField Energy, Black Titan (Nasdaq: BTTC) (formerly Titan Pharmarceuticals, Inc.), Vivakor Inc. (Nasdaq: VIVK), NetBrands Corp. (OTC: NBND), OpGen Inc. (OTC: OPGN), and Bio Green Med Solutions (Nasdaq: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.). Mr. Natan is a CPA (inactive), holds a B.A. in Economics from Boston University, and was appointed to Omicron Delta Epsilon, an international honor society in the field of Economics. The Board believes that Mr. Natan’s financial expertise and experience with public companies and public company boards qualifies him to serve as a member of the Company’s Board of Directors.

Other than pursuant to the Securities Purchase Agreement, there is no arrangement or understanding between Mr. Lazar, Mr. Natan and any other person pursuant to which Mr. Lazar was appointed as the Chief Executive Officer and a director of the Company and pursuant to which Mr. Natan was appointed as a director of the Company. Neither Mr. Lazar nor Mr. Natan has a family relationship with any of the Company’s officers or directors. Other than interests in the Private Placement, the Securities Purchase Agreement and the Voting Agreement, neither Mr. Lazar nor Mr. Natan has any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Officer Settlement Agreement

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Officer Settlement Agreement is incorporated by reference into this Item 5.02.

Director Settlement Agreements

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Director Settlement Agreements is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2025 (the “Filing Date”), the Company filed a Certificate of Designations, Preferences and Rights of Series AA Convertible Non-Redeemable Preferred Stock (the “Series AA Certificate of Designations”) with the Secretary of State of the State of Delaware with respect to the Series AA Preferred Stock. The rights, preferences and privileges of the Series AA Preferred Stock are set forth in the Series AA Certificate of Designations.

At any time after the Stockholder Approvals and filing of the Charter Amendment, each share of Series AA Preferred Stock is initially convertible into 14 shares of Common Stock (subject to adjustment as provided in the Series AA Certificate of Designations) at any time at the option of the holder. The Series AA Preferred Stock is not convertible into Common Stock at any time prior to receipt of the Stockholder Approvals and the filing of the Charter Amendment.

The Series AA Preferred Stock shall rank:

•
senior to all of the Common Stock;
•
senior to any class or series of capital stock of the Company created after the Filing Date specifically ranking by its terms junior to the Series AA Preferred Stock (“Junior Securities”);
•
on parity with any other class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series AA Preferred Stock;

in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up, whether voluntarily or involuntarily (each, a “Dissolution”).

In the event of a Dissolution, subject to any prior or superior rights of the holders of Senior Securities, holders of the Series AA Preferred Stock will be entitled to receive, before any distributions to the holders of the Common Stock and the holders of Junior Securities and pari passu with any distributions to the holders of Parity Securities, an amount per share of Series AA Preferred Stock equal to the greater of (i) $2.00 (subject to adjustment in the event of any stock split, combination or reclassification), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series AA Preferred Stock been converted into Common Stock (without regard to any restrictions on conversion) immediately prior to such Dissolution. Shares of Series AA Preferred Stock will be entitled to receive dividends equal to (on an as-if-converted-to-Common Stock basis), and in the same form and manner as, dividends actually paid on shares of Common Stock. For the avoidance of any doubt, neither a change in control of the Company, the merger or consolidation of the Company with or into any other entity, nor the sale, lease, exchange or other disposition of all or substantially all of the Company’s assets shall, in and of itself, be deemed to constitute a Dissolution.

Shares of Series AA Preferred Stock will generally have no voting rights, except to the extent provided by applicable law, and except that the consent of the holders of a majority of the outstanding shares of Series AA Preferred Stock will be required to (i) alter, repeal or change the powers, preferences or rights of the Series AA Preferred Stock or alter or amend the Series AA Certificate of Designations so as to adversely affect the Series AA Preferred Stock, (ii) supplement, amend, restate, repeal, or waive any provision of the Company’s Restated Certificate of Incorporation or Bylaws, or file any certificate of amendment, certificate of designation, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series AA Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Company’s Restated Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (iii) increase or decrease (other than by conversion) the number of authorized shares of Series AA Preferred Stock; or (iv) enter into any agreement with respect to any of the foregoing.

The foregoing description of the rights, preferences and privileges of the Series AA Preferred Stock does not purport to be complete and is qualified in its entirety by the full text of the Series AA Certificate of Designations, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

The filing of the Series AAA Certificate of Designations with the Secretary of State of the State of Delaware with respect to the Series AAA Preferred Stock is subject to the receipt of the Stockholder Approvals and will occur, if at all, in connection with the Second Closing. The terms of the Series AAA Preferred Stock are substantially similar to the terms of the Series AA Preferred Stock, except that each share of Series AAA Preferred Stock is initially convertible into 250 shares of Common Stock (subject to adjustment as provided in the Series AAA Certificate of Designations).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including but not limited to statements about the Company’s expectations with respect to the occurrence of the First Closing and Second Closing, the potential officer and director appointments, the potential receipt of Stockholder Approvals, the Company’s ability to identify and consummate a strategic alternative transaction on the timeline anticipated or at all and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “likely,” “will,” “would,” “could,” “should,” “continue,” and similar expressions constitute forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: whether the conditions for the Second Closing of the Private Placement will be satisfied, including the failure to obtain Stockholder Approvals; uncertainties as to the timing of the consummation of First Closing and the Second Closing; the Company’s ability to maintain its listing on The Nasdaq Capital Market; and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q and other filings the Company makes with the SEC. These forward-looking statements represent the Company’s views as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations, Preferences and Rights of Series AA Convertible Non-Redeemable Preferred Stock of Sow Good Inc.
4.1	Form of Series AA Preferred Stock Certificate
10.1*	Securities Purchase Agreement, dated December 31, 2025, by and among Sow Good Inc. and David Lazar
10.2*	Asset Purchase Agreement dated December 30, 2025, by and among Sow Good Inc. and Trea Grove, LLC
10.3	Distribution Agreement, dated December 31, 2025, by and among Sow Good Inc. and Trea Grove, LLC
10.4	Form of Voting Agreement
10.5	Form of Officer Settlement Agreement
10.6	Form of Director Settlement Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the SEC on a confidential basis upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

Date: January 5, 2026

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